UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________

FORM 8-K/A
Amendment No. 3

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  September 12, 2000

BUSINESSWAY INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	000-27097 (Commission File Number)	980215778 (IRS Employer Identification No.)

117 Gun Avenue, Pointe-Claire, Quebec, Canada                HR9 3X2
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code (514) 693-0877

Suite 950 - 2000 McGill College, Montreal, Quebec, Canada HA3 3H3
(Former address, if changed since last report)

EXPLANATORY NOTE:

     This amendment to Form 8-K amends the Form 8-K of the Registrant that was filed on September 27, 2000 as that filing was amended by Amendment No. 1 filed on November 27, 2000, and Amendment No. 2 filed on March 2, 2001. Except as specifically indicated by information filed in this amendment, the original Form 8-K as previously amended is not changed by this amendment.

ITEM 7. Financial Statements and Exhibits

     (b) Pro forma financial Information.

GLOBALNETCARE, INC
COR-BIT PERIPHERALS INC
AND
BUSINESSWAY COMPUTER CENTER INC.
PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)
JULY 31, 2000

GLOBALNETCARE, INC.
COR-BIT PERIPHERALS INC
AND
BUSINESSWAY COMPUTER CENTER INC.
PRO-FORMA FINANCIAL STATEMENTS

        The following unaudited pro-forma consolidated balance sheet as at July 31, 2000 and pro-forma consolidated statement of operations for the year ended July 31, 2000 (the ” Proforma Financial Statements”) of GlobalNetCare, Inc. ( the “Company” ) give effect to the acquisition by the Company of 100% of the outstanding capital stock of Cor-bit Peripherals Inc. and BusinessWay Computer Center Inc. , as of the beginning of the year indicated for the purpose of the statement of operations.

     The Pro-Forma Financial Statements have been prepared by the Company based upon the financial statements of the Company, Cor-bit Peripherals Inc and BusinessWay Computer Center Inc. The Pro-forma Financial Statements give effect to the acquisition and to certain assumptions and adjustments described more fully in the accompanying notes. These Pro-forma Financial Statements may not be indicative of the results that actually would have occurred if the transactions had been completed on the dates indicated or of the results which may be obtained in the future. The Pro-forma Financial Statements should be read in conjunction with the financial statements and notes thereto of the Company, Cor-bit Peripherals Inc. and BusinessWay Computer Center Inc. included elsewhere in this Form 8-K or in prior reports in the case of GlobalNetCare, Inc.

GlobalNetCare, Inc.
dba BusinessWay International Corp.
Pro Forma Consolidated Balance Sheet
As At July 31, 2000

                             Cor-Bit          BusinessWay    3739007         Global            Proforma     Proforma
                           Peripherals         Computer      Canada       NetCare Inc.       Adjustments  Consolidated
                               Inc.           Center Inc.     Ltd.

ASSETS

Current Assets
  Cash                              0              0            0             9,451                0          9,451
  Term Deposit                      0              0            0                 0                0              0
  Accounts Receivable         516,310              0            0                 0                0        516,310
  Taxes Receivable                  0              0            0            31,693                0         31,693
  Inventory                   209,030              0            0                 0                0        209,030
  Prepaid Expenses              3,856              0            0             3,189                0          7,045
                            ---------         ------       ------          --------          -------       --------
Total Current Assets          729,196              0            0            44,333                0        773,529

Deferred Income Taxes             214              0            0                 0                0            214
Investment in Subsidiary            0              0           13                 0              (13)             0
Co.
Capital Assets                 29,084              7            0            27,062                0         56,153

                            ---------         ------       ------          --------          -------       --------
TOTAL ASSETS                  758,494              7           13            71,395             (13)        829,896
                            =========         ======       ======          ========          ======        ========
LIABILITIES

Current Liabilities
  Bank Indebtedness            59,176              0            0                 0                0         59,176
  Accounts Payable            313,677              0            0           147,634                0        461,311
  Advance from a director           0              0            0            63,902                0         63,902
  Pbl/recb from Global              0              0            0                 0                0              0
  Advance from a director           0              0            0                 0                0              0
  Income Taxes Payable          4,876              0            0                 0                0          4,876
  Current Portion of Long       7,625              0            0                 0                0          7,625
     Term Debt
                            ---------         ------       ------          --------          -------       --------
Total Current Liabilities     385,354              0            0           211,536                0        596,890

Long Term Debt                  1,975              0            0                 0                0          1,975

Due To Shareholder            116,492              0            0                 0                0        116,492
                            ---------         ------       ------          --------          -------       --------

TOTAL LIABILITIES             503,821              0            0           211,536                0        715,357

EQUITY
  Share Capital                     7              7           13             3,560           (3,573)            14
  Retained Earnings-          250,944         28,591            0        (2,873,577)       2,873,577        279,535
    opening
                            ---------         ------       ------          --------          -------       --------
  Additional paid-in                0              0            0         2,914,014       (2,914,014)             0
     capital
  Accum Foreign                  (872)             0            0            (3,165)           3,165           (872)
  Net Income (loss)             4,594          2,946            0          (180,973)         180,973          7,540
  Adjustment to retained            0              0            0                 0         (140,141)      (140,141)
     earnings
  Dividend                          0        (31,537)           0                 0                0        (31,537)
                            ---------         ------       ------          --------          -------       --------
TOTAL EQUITY                  254,673              7           13          (140,141)             (13)       114,539

                            ---------         ------       ------          --------          -------       --------
TOTAL LIABILITIES             758,494              7           13            71,395              (13)       829,896
& EQUITY                    =========         ======       ======          ========          =======       ========

GlobalNetCare, Inc.
dba BusinessWay International Corp.
Pro Forma Income Statement
For the Year Ended July 31, 2000

                              Cor-Bit        BusinessWay     3739007     Global    Proforma       Proforma
                            Peripherals       Computer       Canada     Netcare   Adjustments   Consolidated
                               Inc.          Center Inc.      Ltd.        Inc.

Sales                       2,661,673         294,339           0          0           0        2,956,012

Cost of Sales
  Opening Inventory           212,205          39,293           0          0           0          251,498
  Purchases                 1,820,281         199,617           0          0           0        2,019,898
  Closing Inventory          (210,438)              0           0          0           0        (210,438)
                           ----------       ---------       -----      -----       -----      -----------
                            2,242,924         238,910           0          0           0        2,481,834
                           ----------       ---------       -----      -----       -----      -----------
Gross Profit                  418,749          55,429           0          0           0          474,178

Interest Income

Selling
  Rent                         12,225           9,847           0          0           0           22,072
  Transport and delivery       13,927              17           0          0           0           13,944
  Advertising and business     52,000               0           0          0           0           52,000
     promotion
  Store Expenses                  725               0           0          0           0              725
  Automobile and travel         2,867               0           0          0           0            2,867
  Taxes and insurance          12,639           8,622           0          0           0           21,261
  Salaries, commissions, and  181,578          26,478           0          0           0          208,056
   benefits
                           ----------       ---------       -----      -----       -----      -----------
Total Selling                 275,961          44,964           0          0           0          320,925

Administrative
  Amortization                 12,001           6,673           0          0           0           18,674
  Office expenses              18,674             183           0          0           0           18,857
  Professional                 23,243          (1,852)          0          0           0           21,391
  Taxes and licenses            3,995               0           0          0           0            3,995
  Travel expenses               4,212               0           0          0           0            4,212
  Utilities                    13,088           1,669           0          0           0           14,757
  Web development expenses     46,775               0           0          0           0           46,775
                           ----------       ---------       -----      -----       -----      -----------
  Communications                    0               0           0          0           0                0

  Gain on sale of retail            0          (3,610)          0          0           0           (3,610)
   operation
                           ----------       ---------       -----      -----       -----      -----------
Total Administrative          121,988           3,063           0          0           0          125,051

Financial
  Interest and bank charges    14,398           5,062           0          0           0           19,460
  Interest on long term debt        0               0           0          0           0                0
                           ----------       ---------       -----      -----       -----      -----------
Total Financial                14,398           5,062           0          0           0           19,460
                           ----------       ---------       -----      -----       -----      -----------

Total Expenses                412,347          53,089           0          0           0          465,436
                           ----------       ---------       -----      -----       -----      -----------

Net Income(Loss) Before         6,402           2,340           0          0           0            8,742
Taxes

Provision for Taxes
  Current                       1,407           1,414           0          0           0            2,821
  Deferred                        401          (2,020)          0          0           0           (1,619)
                           ----------       ---------       -----      -----       -----      -----------
                                1,808            (606)          0          0           0            1,202
                           ----------       ---------       -----      -----       -----      -----------
Net Income (Loss)               4,594           2,946           0          0           0            7,540
                           ==========       =========       =====      =====       =====      ===========

GLOBALNETCARE, INC.
NOTES TO THE PRO-FORMA FINANCIAL STATEMENTS
(Unaudited)
July 31, 2000

1. BASIS OF PRESENTATION

Business combination of GlobalNetCare, Inc., (and its previous subsidiaries), Cor-Bit Peripherals Inc. and BusinessWay Computer Center Inc.

Effective September 12, 2000, GlobalNetCare, Inc. acquired 100% capital stock of Cor-Bit Peripherals Inc. and BusinessWay Computer Center Inc. in exchange for 40,000,000 Class "A" preferred capital stock of 3739009 Canada Ltd. (a wholly-owned subsidiary of GlobalNetCare, Inc.).

PRO-FORMA FINANCIAL INFORMATION

Management has prepared and provided certain consolidated financial information to assist readers to understand the nature and effect of the acquisition.

Pro-forma Statements of Operations and Loss Per Share

The pro-forma consolidated statements of operations reflect a combination of the results of GlobalNetCare, Inc., Cor-Bit Peripherals Inc. and BusinessWay Computer Center Inc. for the year ended July 31, 2000 and include the following:

1)	The impact on the calculation of pro-forma basic loss per share which is based on the number of shares that would have been outstanding for the period had the acquisition taken place at the beginning of the fiscal year (ie. Since August 1, 1999).

The calculation of pro-forma weighted average shares outstanding at July 31, 2000 are as follows:

Weighted average shares outstanding as at July 31, 2000       15,853,128
Shares issued for acquisition                                 40,000,000
                                                              55,853,128
Authorized capital of GlobalNetCare, Inc. has now been approved by directors and shareholders at 100,000,000 shares at par value of $0.001 per share.

2)	The proforma financial statements is based on historical information taking into consideration the known event of acquisition of Cor-Bit Peripherals Inc. and BusinessWay Computer Center Inc. It should be noted that according to the agreement pertaining to this acquisition, the only asset remaining was the trademark “BusinessWay” and the domain name “BusinessWay.com”. The operations of the company BusinessWay Computer Center Inc. were not part of the agreement and therefore will not be part of the future operations.

3)	The proforma financial statements have been prepared taking into consideration that the company Cor-Bit Peripherals Inc. has effectively acquired GlobalNetCare Inc. (ie. Recapitalization), and as such, the proforma income statement reflects the operations of Cor-Bit Peripherals Inc. for the year ended July 31, 2000.

The effect of this is to recognize the purchase of GlobalNetCare by way of net acquisition of liabilities of GlobalNetCare with the resulting transaction being treated as a reduction to retained earnings of Cor-Bit Peripherals Inc.

As such, the following eliminations were made:

      - Elimination of investment in subsidiary 3423336 Canada Inc. for an amount of $13.
      - Elimination of components of Share Capital and Retained Earnings relating to GlobalNetCare Inc. prior to its acquisition by Cor-Bit Peripherals Inc.

          Reduction of comprehensive loss                  3,165
          Reduction of net loss for the year             180,973
          Reduction of opening deficit                 2,873,577
          Removal of share capital                        (3,573)
          Removal of paid in capital                  (2,914,014)
          Charge to retained earning of Cor-Bit          140,141

         (c) Exhibits

         Exhibit No.                Item.
         16(c)                      Letter of KPMG LLP dated April ____, 2001,
                                    regarding the disclosure contained in Item 4
                                    of the Amendment No. 1 to Form 8-K filed on
                                    November 27, 2000.

ITEM 8. CHANGE IN FISCAL YEAR.

     On November 17, 2000, the Board of Directors of the Registrant adopted the fiscal year end of the accounting acquiror, July 31 of each year.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BUSINESSWAY INTERNATIONAL CORPORATION (Registrant)
Date: Date: April____, 2001	By: /s/ Michele Scott Michele Scott Vice President and Chief Financial Officer

Exhibit 16(c)

[Insert KPMG letter]